SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
January 6, 2017
Date of Report (Date of Earliest Event Reported)

DUPONT FABROS TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-33748 (Commission File Number)	20 - 8718331 (I.R.S. Employer Identification No.)

401 9th Street, N.W., Suite 600
Washington, D.C. 20004
(Address of Principal Executive Offices) (Zip Code)
(202) 728-0044
(Registrant's Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)
Adoption of 2017 Long-Term Incentive Compensation Plan
On January 6, 2017, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of DuPont Fabros Technology, Inc. (the “Company”) adopted the Company’s 2017 Long-Term Incentive Compensation Plan (the “2017 LTIC Plan”) for plan participants, including the named executive officers. Lammot J. du Pont, the Company’s Chairman of the Board, will not be a participant in the 2017 LTIC Plan.
The 2017 LTIC Plan includes performance-vesting stock units (“Performance Units”) and shares of time-vesting restricted common stock of the Company (“Restricted Stock”).
On January 6, 2017, the Committee approved the following equity-based incentive awards under the 2017 LTIC Plan:

•	Christopher P. Eldredge, the Company’s President and Chief Executive Officer, 36,913 Performance Units and 52,732 shares of Restricted Stock;

•	Scott A. Davis, the Company’s Executive Vice President, Chief Technology Officer, 6,856 Performance Units and 6,856 shares of Restricted Stock;

•	Jeffrey H. Foster, the Company’s Executive Vice President, Chief Financial Officer and Treasurer, 7,910 Performance Units and 7,910 shares of Restricted Stock;

•	Maria Kenny, the Company’s Executive Vice President, Chief Development Officer, 4,219 Performance Units and 4,219 shares of Restricted Stock; and

•	Richard A. Montfort, the Company’s Executive Vice President, General Counsel and Secretary, 4,219 Performance Units and 4,219 shares of Restricted Stock.
The Performance Units vest on February 1, 2020, but only if (a) the participant remains continuously employed by the Company or an affiliate of the Company until that date, (b) with respect to one-half of each Performance Unit award, the total stockholder return of the Company’s common stock for the three-year performance period beginning on January 1, 2017 (the “Performance Period”) meets or exceeds the return of the MSCI US REIT Index for the Performance Period, and (c) with respect to the remaining half of each Performance Unit award, the total stockholder return of the Company’s common stock for the Performance Period meets or exceeds the return of an index of publicly-traded data center companies for the Performance Period.
The Restricted Stock award to Mr. Eldredge vests on March 1, 2022 so long as he remains continuously employed by the Company or an affiliate of the Company from the date of the grant through the vesting date. The Restricted Stock awards to Messrs. Davis, Foster and Montfort and Ms. Kenny vest ratably in three equal portions on each of March 1, 2018, 2019 and 2020 so long as the applicable participant remains continuously employed by the Company or an affiliate of the Company from the date of the grant through the applicable vesting date.
Copies of the 2017 LTIC Plan and the forms of the Performance Stock Unit Award Agreement and Restricted Stock Award Agreements are attached to this report as exhibits. The summary set forth above is qualified in its entirety by reference to each of these documents.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	2017 Long-Term Incentive Compensation Plan

10.2	Form of Performance Stock Unit Award Agreement

10.3	Form of Restricted Stock Award Agreement

10.4	Form of Restricted Stock Award Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT FABROS TECHNOLOGY, INC.

January 10, 2017	/s/ Richard A. Montfort, Jr.
Richard A. Montfort, Jr.

Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	2017 Long-Term Incentive Compensation Plan

10.2	Form of Performance Stock Unit Award Agreement

10.3	Form of Restricted Stock Award Agreement

10.4	Form of Restricted Stock Award Agreement